UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 23, 2021

Martin Marietta Materials, Inc.
(Exact Name of Registrant as Specified in Its Charter)

North Carolina	1-12744	56-1848578
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4123 Parklake Avenue, Raleigh, North Carolina		27612
(Address of Principal Executive Offices)		(Zip Code)

	(919) 781-4550
(Registrant’s Telephone Number, Including Area Code)

	Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	MLM	New York Stock Exchange

ITEM 1.01 – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Securities Purchase Agreement

On May 23, 2021, Martin Marietta Materials, Inc., a North Carolina corporation (“Martin Marietta”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with (i) Lehigh Cement Company LLC, a Delaware limited liability company, (ii) HMBA Holdings LLC, a Delaware limited liability company and (iii) Lehigh Southwest Cement Company, a California company (collectively, the “Sellers”).  Pursuant to the Purchase Agreement, Martin Marietta will acquire 100% of the outstanding equity interests in the subsidiaries and joint ventures held by the Sellers that own and operate the business of producing, selling, marketing and distributing aggregates, cement, ready-mix concrete, asphalt and similar materials in California, Arizona, Nevada, Oregon and Ensenada, Mexico (collectively, the “Lehigh West Region Business”) for $2.3 billion in cash, on a cash free, debt free basis, subject to customary post-closing adjustments (the “Acquisition”).

Each party’s obligation to consummate the Acquisition is conditioned upon the expiration or termination of the waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR Act”), and other customary closing conditions. The Purchase Agreement also contains certain termination rights, including the right of either Martin Marietta or the Sellers to terminate the Agreement if the closing has not occurred on or before December 2, 2021.

The Purchase Agreement contains customary representations, warranties and covenants, including certain customary operating restrictions on the conduct the Lehigh West Region Business during the period from the execution of the Purchase Agreement to the closing of the Acquisition.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.1 to this Form 8-K.

The Purchase Agreement attached hereto as Exhibit 2.1 and the above description of the Purchase Agreement have been included to provide investors with information regarding the terms of the Purchase Agreement.  It is not intended to provide any other factual information about Martin Marietta, the Lehigh West Region Business or their respective subsidiaries or affiliates.  The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement and may be subject to limitations agreed upon by the parties in connection with negotiating the terms of the Purchase Agreement, including being qualified by confidential disclosures made by each party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors.  In addition, certain representations and warranties may be subject to a contractual standard of materiality different from those generally applicable to investors and may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts.  Information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures by Martin Marietta.  Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Martin Marietta, the Lehigh West Region Business or any of their respective subsidiaries, affiliates or businesses.

Cautionary Statement Concerning Forward-Looking Statements

This report and the documents incorporated by reference herein contain statements which, to the extent they are not recitations of historical fact, constitute forward-looking statements within the meaning of federal securities law. Investors are cautioned that all forward-looking statements involve risks and uncertainties, and are based on assumptions that we believe in good faith are reasonable at the time the statements are made, but which may be materially different from actual results.  Investors can identify these statements by the fact that they do not relate only to historic or current facts.  The words “may”, “will”, “could”, “should”, “anticipate”, “believe”, “estimate”, “expect”, “forecast”, “intend”, “outlook”, “plan”, “project”, “scheduled” and other words of similar meaning in connection with future events or future operating or financial performance are intended to identify forward-looking statements. Any or all of Martin Marietta’s forward-looking statements in this release and in other publications may turn out to be wrong.

Statements and assumptions on future revenues, income and cash flows, performance, economic trends, the outcome of litigation, regulatory compliance and environmental remediation cost estimates are examples of forward-looking statements.  Numerous factors could affect our forward-looking statements and actual performance. In addition, other risks and uncertainties not presently known to us or that we currently consider immaterial could affect the accuracy of our forward-looking statements.

Except as required by law, we undertake no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this report.

You should consider these forward-looking statements in light of risk factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2020 and other periodic filings made with the SEC.  All of our forward-looking statements should be considered in light of these factors. In addition, other risks and uncertainties not presently known to us or that we consider immaterial could affect the accuracy of our forward-looking statements, or adversely affect or be material to the Company.  Except as required by law, the Company undertakes no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this release.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description
2.1	Securities Purchase Agreement, dated as of May 23, 2021, by and among Martin Marietta Materials, Inc., Lehigh Cement Company LLC, HMBA Holdings LLC and Lehigh Southwest Cement Company.*

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

*Schedules and exhibits to the Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Martin Marietta hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MARIETTA MATERIALS, INC.

Date: May 24, 2021	By:	/s/ Roselyn R. Bar
		Name:	Roselyn R. Bar
		Title:	Executive Vice President, General Counsel and Corporate Secretary